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                                                                    Exhibit 23.2



                         Independent Auditors' Consent


The Board of Directors
24/7 Media, Inc.:


We consent to use of our reports incorporated herein by reference and to the reference to our to firm under the heading "Experts" in the registration statement.


                                                  /s/ KPMG LLP

New York, New York
December 1, 1999